U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2006

YUKON RESOURCES CORP.

(Exact name of registrant as specified in charter)

Nevada (State or jurisdiction of incorporation or organization)	333-118980 (Commission File Number)	20-0803515 (I.R.S. Employer Identification No.)

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206-475 Howe Street, Vancouver, British Columbia, Canada	V6C 2B3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(604) 629-1075

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective March 10, 2006, Yukon Resources, Inc (the “Company”) entered into a letter of intent with Apofas Ltd. (Business ID, Finland: 0831755-5) in which the Company will have the right and option to acquire a 100% undivided right, title and interest in and to the Apofas Ltd’s Uranium “ Claim Reservation” properties located in Finland.  The Company and Apofas Ltd. shall memorialize the terms and conditions of the letter of intent in a definitive agreement.

The consideration to be paid by the Company includes:

1.

Cash payment:

•

A non-refundable cash payment to Apofas Ltd. $10,000 on or before March 31, 2006.

•

Cash payment of USD $40,000 to Apofas Ltd. upon exercising Apofas Ltd. exclusive right to obtain Apofas Ltd.’s approved claim reservation properties.

We will issue 100,000 common shares and an additional 2,000 common shares per approved square kilometer of claim reservation to certain Consultants as a Brokering fee for this transaction upon exercising Apofas Ltd. exclusive right to obtain Apofas Ltd.’s approved claim reservation properties.

The letter of intent is attached hereto as Exhibit 99.1

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibits	Description
99.1	Letter of Intent between Yukon Resources Corp. and Apofas Ltd.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2006

YUKON RESOURCES CORP.

By: /s/ Thornton J. Donaldson -------------------------------------------- Name: Thornton J. Donaldson Title: Principal Executive Officer

Exhibit 99.1

March 10, 2006

LETTER OF INTENT

RE: Option Agreement Between Yukon Resources Corp (Optionee) and Apofas Ltd. (Business ID, Finland: 0831755-5). (Optionor and, with the Optionee, the Parties)

The Optionee can acquire a 100% undivided right, title and interest in and to the Optionor’s Uranium “ Claim Reservation” properties located in Finland herein collectively referred to as the “Property” and further described in Schedule A.

The Optionee will acquire exclusive right to stake claims on the reserved areas, the Property, by making payments to the Optionor in the following amounts and by the dates indicated subject to Regulatory and Board Approvals. (The Optionee agrees and understands that the claim reservation applications, which have been filed on March 3, 2006 are subject to approval by Finnish authorities. Please also note that the claim reservation period expires on March 2, 2007)

2.

Cash payment:

•

A non-refundable cash payment to the Optionor of USD $10,000 on or before March 31, 2006 to the Optionors bank account in Finland

Account owner:

Account:

SWIFT:

•

Cash payment of USD $40,000 to the Optionor upon exercising the Optionees exclusive right to obtain the Optionor’s approved claim reservation properties. The exclusivity option expires within 15 business days of notification of approval by the Finnish authorities of the claim reservation properties as outlined in Schedule A.

3.

Optionee will issue 100,000 common shares and an additional 2,000 common shares per approved square kilometer of claim reservation to the Consultants as a Brokering fee for this transaction upon exercising the Optionees exclusive right to obtain the Optionor’s approved claim reservation properties. The exclusivity option expires within 15 business days of notification of approval by the Finnish authorities of the claim reservation properties as outlined in Schedule A.

Note: All securities issued as part of this transaction are subject to regulatory restrictions and will include a restrictive securities legend.

The Optionor is obligated to make claims on the “Property“ on the Optionees behalf after prior payment of claiming expenses to the Optionor for a total of 2,075€ (Euros) per km2 of claim area acquired by the Optionee. (This includes government and landowners annual compensations of 1,675 € per/km2 and a one time 400 € stamp tax collected by the Finnish Government.) The Optionee is fully responsible for any incidental fees associated with the “claim” filing and transfer of title process. The Optionee is also responsible for the annual expenses in accordance with Finnish mining law after they have received title.

The Optionor is willing to assist the Optionee to “get established” in Finland by providing contacts to local geologists and subcontractors as well as helping with acquisition of old data on the properties and translation of material. If the Optionee elects to contract the Optionor to conduct this work on their behalf, then the Optionor is entitled to consulting compensation of EUR 800 per day plus any related expenses for this work. The Optionor agrees to provide a “budget” for approval by the Optionee prior to incurring any costs.

Both parties agree that this agreement will form the basis for drawing a formal Option Agreement between the parties in conjunction with legal counsel.

The Parties agree and acknowledge that the formal Option Agreement, if required,  shall contain such conditions, representations, warranties and indemnities acceptable to the parties and shall be subject to the approval of the chief executive officers of the parties, their shareholders where appropriate,  and their respective Boards of Directors.

This Letter of Intent shall not constitute an agreement or an offer to sell or an offer to purchase.

This Letter of Intent shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and assigns.

The Parties hereby agree that each provision herein shall be treated as a separate and independent clause, and that the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein.  Moreover, if one or more of the provisions contained in this Letter of Intent shall for any reason be held to be excessively broad as to scope, activity, or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the current applicable law.

This Letter of Intent shall not be amended or modified except by a writing executed by both Parties.

Any waiver by either party of a breach of any provision of this Letter of Intent shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

This Letter of Intent represents the entire understanding of the Parties regarding the terms and conditions hereunder, and supersedes and terminates all prior communications, agreements and understandings, whether oral or written, relating to the subject matter hereof.

This Letter of Intent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any party so confirming.

IN WITNESS WHEREOFF this Agreement has been executed as of the 10th day of March, 2006.

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By:

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Authorized Signatory

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By:

_____________________________________

Authorized Signatory

Schedule A

THE PROPERTY

This schedule contains details pertaining to this Confidentiality agreement.

Schedule B

PROPERTY MAP